Effective immediately, the second paragraph of the sub-section entitled “Statement of Additional Information (SAI)” on the back cover page is restated in its entirety as follows:

You can get free copies of the annual/semiannual reports, the SAI and other information about the fund, including current net asset values per share, and make inquiries about the fund, by contacting:
MFS Service Center, Inc.
P.O. Box 55824
Boston, MA 02205-5824
Telephone: 1-800-225-2606
Internet: mfs.com

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